Exhibit 99.1

Netflix and Warner Bros. Discovery Amend Agreement to All-Cash Transaction

All-Cash Structure Increases Value Certainty for WBD Stockholders, Accelerates WBD Stockholder Vote and Underscores Netflix’s Financial Strength

WBD Files Preliminary Proxy Statement for Transaction Approval

HOLLYWOOD, Calif., and NEW YORK, Jan. 20, 2026 — Netflix, Inc. (“Netflix”) and Warner Bros. Discovery, Inc. (“WBD” or “Warner Bros. Discovery”) announced they have amended their definitive agreement for Netflix’s pending acquisition of Warner Bros. to an all-cash transaction. The revised agreement simplifies the transaction structure, provides greater certainty of value for WBD stockholders, and accelerates the path to a WBD stockholder vote.

The all-cash transaction continues to be valued at $27.75 per WBD share, unchanged from the prior transaction structure. WBD stockholders will also receive the additional value of shares of Discovery Global following its separation from WBD. The transaction will be financed through a combination of cash on hand, available credit facilities and committed financing.

The revised structure enhances execution certainty, aligns with Netflix’s disciplined capital allocation framework and provides clear benefits, including:

•	Greater Value Certainty: The all-cash transaction provides enhanced certainty around the value WBD stockholders will receive at closing, eliminating market-based variability.

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Faster Path to Stockholder Vote: The revised transaction structure is expected to enable WBD stockholders to vote on the proposed transaction by April 2026. To support this accelerated timeline, WBD has today filed its preliminary proxy statement with the SEC.

Netflix’s strong cash flow generation supports the revised all-cash transaction structure while preserving a healthy balance sheet and flexibility to capitalize on future strategic priorities.

“Today’s revised merger agreement brings us even closer to combining two of the greatest storytelling companies in the world and with it even more people enjoying the entertainment they love to watch the most,” said David Zaslav, President and CEO of Warner Bros. Discovery. “By coming together with Netflix, we will combine the stories Warner Bros. has told that have captured the world’s attention for more than a century and ensure audiences continue to enjoy them for generations to come.”

“The WBD Board continues to support and unanimously recommend our transaction, and we are confident that it will deliver the best outcome for stockholders, consumers, creators and the broader entertainment community,” said Ted Sarandos, co-CEO of Netflix. “Our revised all-cash agreement will enable an expedited timeline to a stockholder vote and provide greater financial certainty at $27.75 per share in cash, plus the value from the planned separation of Discovery Global. Together, Netflix and Warner Bros. will deliver broader choice and greater value to audiences worldwide, enhancing access to world-class television and film both at home and in theaters. The acquisition will also significantly expand U.S. production capacity and investment in original programming, driving job creation and long-term industry growth.”

“Over the last decade, when much of the entertainment industry has contracted, Netflix has grown and invested tremendously in the business of film and television in the U.S. and abroad. This transaction will further fuel that growth and investment,” said Greg Peters, co-CEO of Netflix. “By amending our agreement today, we are underscoring what we have believed all along: not only does our transaction provide superior stockholder value, it is also fundamentally pro-consumer, pro-innovation, pro-creator and pro-growth. Our revised all-cash agreement demonstrates our commitment to the transaction with Warner Bros. and provides WBD stockholders with an accelerated process and the financial certainty of cash consideration, while maintaining our commitment to a healthy balance sheet and our solid investment grade ratings. We will continue to work closely with WBD to successfully complete the transaction as we remain focused on our mission to entertain the world and, together, define the next century of storytelling.”

“Our amended agreement with Netflix is a testament to the Board’s unrelenting focus on representing and advancing our stockholders’ interests,” said Samuel A. Di Piazza, Jr., Chair of the Warner Bros. Discovery Board of Directors. “By transitioning to all-cash consideration, we can now deliver the incredible value of our combination with Netflix at even greater levels of certainty, while providing our stockholders the opportunity to participate in management’s strategic plans to realize the value of Discovery Global’s iconic brands and global reach. We look forward to continuing to engage with our investors about the compelling benefits of the transaction as we progress toward our stockholder vote on an accelerated timeline.”

As previously announced, WBD will separate Warner Bros. and Discovery Global into two separate publicly traded companies. This separation is expected to be completed in six to nine months, prior to the closing of the proposed Netflix and Warner Bros. transaction.

The amended, all-cash transaction was unanimously approved by the Boards of Directors of both Netflix and WBD. Closing remains subject to completion of the Discovery Global separation, receipt of required regulatory approvals, approval of WBD stockholders and other customary closing conditions. The financing structure is not subject to review by the Committee on Foreign Investment in the United States (CFIUS).

Netflix and WBD have each submitted their Hart-Scott-Rodino (HSR) filings and are engaging with competition authorities, including the U.S. Department of Justice and European Commission. Netflix and WBD remain committed to working closely with regulators and all stakeholders to ensure a smooth and successful transaction. As previously disclosed, the transaction is expected to close 12-18 months from the date that Netflix and WBD originally entered into their merger agreement.

Advisors

Moelis & Company LLC is acting as Netflix’s financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel. Wells Fargo is acting as an additional financial advisor and, along with BNP and HSBC, are serving as lead arrangers for the debt financing related to the transaction.

Allen & Company, J.P. Morgan and Evercore are serving as financial advisors to Warner Bros. Discovery and Wachtell, Lipton, Rosen & Katz and Debevoise & Plimpton LLP are serving as legal counsel.

A dedicated website providing ongoing information and resources about the transaction is available at netflixwbtogether.com.

About Netflix, Inc.

Netflix is one of the world’s leading entertainment services offering TV series, films, games and live programming across a wide variety of genres and languages. Members can play, pause and resume watching as much as they want, anytime, anywhere, and can change their plans at any time.

About Warner Bros. Discovery

Warner Bros. Discovery is a leading global media and entertainment company that creates and distributes the world’s most differentiated and complete portfolio of branded content across television, film, streaming and gaming. Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, HBO Max, discovery+, CNN, DC, TNT Sports, Eurosport, HBO, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, Animal Planet, Science Channel, Warner Bros. Motion Picture Group, Warner Bros. Television Group, Warner Bros. Pictures Animation, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com.

Important Information About the Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between WBD and Netflix (the “proposed transaction”). In connection with the proposed transaction between Netflix and WBD, WBD filed a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on January 20, 2026. The preliminary Proxy Statement is not final and may be amended, and the definitive Proxy Statement (if and when available) will be mailed to stockholders of WBD. WBD also intends to file a registration statement for the newly formed subsidiary of WBD (“Discovery Global”) that will be spun off from WBD prior to the closing of the proposed transaction. Each of Netflix and WBD may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Netflix or WBD may file with the SEC or mail to WBD’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NETFLIX AND WBD ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING NETFLIX, WBD, THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed by Netflix with the SEC also may be obtained free of charge at Netflix’s website at https://ir.netflix.net/home/default.aspx. The documents filed by WBD with the SEC also may be obtained free of charge at WBD’s website at https://ir.wbd.com.

Participants in the Solicitation

Netflix, WBD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of WBD in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of WBD and other persons who may be deemed to be participants in the solicitation of stockholders of WBD in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement, which will be filed by WBD with the SEC. Information about WBD’s directors and executive officers is set forth in WBD’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 23, 2025, WBD’s Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent filings with the SEC. Information about Netflix’s directors and executive officers is set forth in Netflix’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 17, 2025, and any subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Netflix’s and WBD’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Netflix and WBD, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, completing the separation of WBD’s Discovery Global business and Warner Bros. business, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of WBD’s and Netflix’s businesses and other conditions to the completion of the proposed transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Netflix and WBD; (iii) Netflix’s and WBD’s ability to implement their business strategies; (iv) consumer viewing trends; (v) potential litigation relating to the proposed transaction that could be instituted against Netflix, WBD or their respective directors; (vi) the risk that disruptions from the proposed transaction will harm Netflix’s or WBD’s business, including current plans and operations; (vii) the ability of Netflix or WBD to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) uncertainty as to the long-term value of Netflix’s common stock; (x) legislative, regulatory and economic developments affecting Netflix’s and WBD’s businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Netflix and WBD operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Netflix’s or WBD’s financial performance; (xiv) restrictions during the pendency of the proposed transaction that may impact Netflix’s or WBD’s ability to pursue certain business opportunities or strategic transactions; and (xv) failure to receive the approval of the stockholders of WBD. Discussions of additional risks and uncertainties are contained in Netflix’s and WBD’s filings with the SEC, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and the Proxy Statement filed by WBD in connection with the proposed transaction and the registration statement to be filed by Discovery Global in connection with the separation. While the list of factors presented here is, and the list of factors presented in the Proxy Statement and registration statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Netflix’s or WBD’s consolidated financial condition, results of operations or liquidity. Neither Netflix nor WBD assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

Netflix:

Lowell Singer

Investor Relations

ir@netflix.com

Emily Feingold

Press Contact

efeingold@netflix.com

Warner Bros. Discovery:

Peter Lee

Investor Relations

(212) 548-5907

peter.lee@wbd.com

Robert Gibbs

Press Contact

(347) 268-3017

Robert.Gibbs@wbd.com